                                 EXHIBIT 23(a)

                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS

        We hereby consent to the reference of our name in the Annual Report on Form 10-KSB of Cotton Valley Resources Corporation for the year ended June 30, 1997, to which this consent is an exhibit.

                                        /s/ K&A ENERGY CONSULTANTS, INC.
                                        ------------------------------------
                                        K&A Energy Consultants, Inc.

Tulsa, Oklahoma
October 10, 1997